UNITED STATES
SECURITIES AND EXCHANGE
COMMISSION WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-09781

PFS Funds
(Exact name of registrant as specified in charter)

1939 Friendship Drive.
Suite C
El Cajon, CA	92020
(Address of principal executive offices)	(Zip code)

CT Corporation System
155 Federal St., Suite 700,
Boston, MA 02110
(Name and address of agent for service)

Registrant's telephone number, including area code: (619) 588-9700

Date of fiscal year end: October 31

Date of reporting period: April 30, 2015

Item 1. Reports to Stockholders.

Greenleaf Income Growth Fund

SEMI-ANNUAL REPORT
April 30, 2015

TICKER GIGFX

Greenleaf Income Growth Fund
Semi-Annual Report
April 30, 2015

Dear Fellow Shareholder:

Since our Fund was launched on November 3, 2014, we have purchased income and dividend producing securities for the Fund, which are intended to help us meet our primary objective of increasing dividend income over time. These investments are primarily large, moderately growing companies in some 21 different industry groups with long track records of increasing dividends.

Our Fund's portfolio includes common stocks, Master Limited Partnerships (MLPs), Real Estate Investment Trusts, Closed-End Funds (CEFs) and Exchange Traded Funds (ETFs), all of which also have a history of generous yields. We have made these investments carefully so our all-equity Fund is well-diversified. As of April 30, 2015 we have about 9% of the Fund's assets in cash, which we are holding while we seek buying opportunities that support our primary objective. In addition, we have sold call options on some securities that we own to bring in extra income for our Fund. Most of these call options expire worthless for short-term capital gains and thus call writing can help us achieve our objective of good and growing income as we may earn fresh cash from the proceeds to reinvest.

The first six months of our Fund's operations were conducted in turbulent markets. The US dollar continued the strong rally that began in mid-2014, rising some 26% in just nine months and peaking in March, 2015. That was a big reason for the continuing crude oil price decline, which we believe ultimately bottomed in March, down 51% from mid-year, and even 41% from our November inception date. Further a number of large US companies with extensive worldwide operations reported lower than expected earnings due to the strong dollar.

Our Fund was not immune to these major changes. For the period from the November 3, 2014 (the Fund's inception date) through April 30, 2015, our Fund's total return was down 3.09% . As a comparison, the S&P 500® Index's total return was up 4.40%, including income. Energy stocks have improved somewhat from their March lows and we feel our holdings in this industry will be beneficial to the Fund in the long run. We are constantly in the process of improving the quality and diversity of our holdings to improve performance and rein in volatility.

Sincerely,

Geofrey Greenleaf                                  Rakesh Mehra

Performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. All returns include change in share prices, and reinvestment of any dividends and capital gains distributions. Current performance may be lower or higher than the performance data quoted. You may obtain performance data current to the most recent month-end by calling 1-888-511-4340. An investment in the Fund is subject to investment risks, including the possible loss of the principal amount invested. The Fund’s principal underwriter is Rafferty Capital Markets, LLC.

2015 Semi-Annual Report 1

Greenleaf Income Growth Fund

PERFORMANCE INFORMATION (Unaudited)

April 30, 2015 NAV $9.62

TOTAL RETURNS AS OF APRIL 30, 2015

Since
Inception(A)
Greenleaf Income Growth Fund	-3.09%
S&P 500 Index (B)	4.40%

Annual Fund Operating Expense Ratio (from 11/3/14 Prospectus): 1.48%

The Annual Fund Operating Expense Ratio reported above will not correlate to the expense ratio in the Fund’s financial highlights because the financial highlights include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in acquired funds.

(A)Since Inception returns include change in share prices and in each case includes reinvestment of any dividends and capital gain distributions. The Greenleaf Income Growth Fund commenced operations on November 3, 2014.

(B)The S&P 500® Index is a widely recognized unmanaged index of equity prices and is representative of a broader market and range of securities than is found in the Fund’s portfolio. The Index is an unmanaged benchmark that assumes reinvestment of all distributions and excludes the effect of taxes and fees. Individuals cannot invest directly in this Index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. TO OBTAIN PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, PLEASE CALL 1-888-511-4340. AN INVESTMENT IN THE FUND IS SUBJECT TO INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED. THE FUND'S DISTRIBUTOR IS RAFFERTY CAPITAL MARKETS, LLC.

2015 Semi-Annual Report 2

Greenleaf Income Growth Fund

                                          Greenleaf Income Growth Fund
                                       by Sectors (as a percentage of Net Assets)
                                                              April 30, 2015
                                                                (Unaudited)

                     * Net Cash represents cash equivalents and other assets in excess of liabilities.

Availability of Quarterly Schedule of Investments
(Unaudited)

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC's Web site at http://www.sec.gov. The Fund’s Form N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Proxy Voting Guidelines
(Unaudited)

42 Investment Advisory Group, LLC, the Fund’s investment adviser (“Adviser”), is responsible for exercising the voting rights associated with the securities held by the Fund. A description of the policies and procedures used by the Adviser in fulfilling this responsibility is available without charge on the Fund’s website at www.greenleafincomegrowthfund.com. It is also included in the Fund’s Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

Information regarding how the Fund voted proxies, Form N-PX, relating to portfolio securities during the most recent period ended June 30th, will be available without charge, upon request, by calling our toll free number (1-888-511-4340). This information is also available on the SEC’s website at http://www.sec.gov.

2015 Semi-Annual Report 3

Expense Example
(Unaudited)

Shareholders of this Fund incur ongoing costs consisting of management fees and service fees. Although the Fund charges no sales loads or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by Mutual Shareholder Services, LLC, the Fund’s transfer agent. IRA accounts will be charged an $8.00 annual maintenance fee. If shares are redeemed within 90 days of purchase from the Fund, the shares are subject to a 1% redemption fee. Additionally, your account will be indirectly subject to the expenses of the underlying funds. The following example is intended to help you understand your ongoing costs of investing in the Fund and to compare these costs with similar costs of investing in other mutual funds. The example is based on an investment of $1,000 invested in the Fund on November 3, 2014 and held through April 30, 2015.

The first line of the table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6) and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid by a shareholder for the period. Shareholders may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or the charges assessed by Mutual Shareholder Services, LLC as described above and expenses of underlying funds. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Expenses Paid
	Beginning	Ending	During the Period
	Account Value	Account Value	November 3, 2014
	November 3, 2014	April 30, 2015	to April 30, 2015

Actual	$1,000.00	$969.11	$6.91*

Hypothetical**	$1,000.00	$1,017.65	$7.20
(5% annual return
before expenses)

* Expenses are equal to the Fund’s annualized expense ratio of 1.44%, multiplied by the average account value over the period, multiplied by 179/365 (to reflect the partial period).

** The hypothetical example is calculated assuming that the Fund has been in opera-
tion for the full six-month period from November 1, 2014 to April 30, 2015. As a result, expenses shown in this row are equal to the Fund’s annualized expense ratio of 1.44%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

2015 Semi-Annual Report 4

Greenleaf Income Growth Fund
		Schedule of Investments
		April 30, 2015 (Unaudited)
Shares		Fair Value	% of Net Assets
COMMON STOCKS
Beverages
1,200	PepsiCo, Inc.	$114,144	2.28%
Cigarettes
1,200	Philip Morris International Inc.	100,164	2.00%
Computer & Office Equipment
2,800	Lexmark International, Inc.	124,292	2.48%
Crude Petroleum & Natural Gas
15,600	BreitBurn Energy Partners LP	102,180
5,000	Linn Energy, LLC	69,250
		171,430	3.42%
Drilling Oil & Gas Wells
5,800	Noble Corporation plc (United Kingdom)	100,398
4,400	Transocean Ltd.	82,808
		183,206	3.65%
Electric & Other Services Combined
1,500	Duke Energy Corporation	116,355	2.32%
Electric Services
2,600	The Southern Company	115,180	2.30%
Investment Advice
1,500	The Blackstone Group L.P.	61,440	1.22%
Metal Mining
3,000	Freeport-McMoRan Inc. +	69,810	1.39%
Natural Gas Transmission
3,732	Energy Transfer Partners, L.P. +	215,640
3,200	Kinder Morgan, Inc.	137,440
		353,080	7.04%
Petroleum Refining
1,000	BP p.l.c. ** +	43,160
1,750	ConocoPhillips +	118,860
1,200	Exxon Mobil Corporation	104,844
		266,864	5.32%
Pharmaceutical Preparations
2,000	AbbVie Inc.	129,320
1,100	Johnson & Johnson	109,120
2,000	Merck & Co., Inc.	119,120
4,000	Pfizer Inc.	135,720
		493,280	9.83%
Plastic Materials, Synth Resins & Nonvulcan Elastomers
2,500	The Dow Chemical Company +	127,500	2.54%
Retail - Eating Places
900	McDonald's Corporation +	86,895	1.73%
Semiconductors & Related Devices
3,600	Intel Corporation	117,180	2.34%
Services - Miscellaneous Amusement & Recreation
2,800	Cedar Fair, L.P. +	158,004	3.15%
Services - Miscellaneous Equipment Rental & Leasing
7,000	Fly Leasing Limited **	103,390	2.06%
Services - Prepackaged Software
2,600	Microsoft Corporation	126,464	2.52%
Soap, Detergent, Cleaning Preparations, Perfumes, Cosmetics
1,350	Procter & Gamble Company	107,338
1,500	Unilever N.V. **	65,220
		172,558	3.44%

** ADR - American Depositary Receipt. + Portion or all of the security is pledged as collateral for call options written. The accompanying notes are an integral part of these financial statements.

2015 Semi-Annual Report 5

Greenleaf Income Growth Fund
		Schedule of Investments
		April 30, 2015 (Unaudited)
Shares		Fair Value	% of Net Assets
COMMON STOCKS
Telephone Communications (No Radio Telephone)
3,400	AT&T Inc. +	$117,776
2,900	CenturyLink, Inc.	104,284
2,400	Verizon Communications Inc.	121,056
		343,116	6.84%
Wholesale - Petroleum Bulk Stations & Terminals
1,300	Global Partners LP	52,182	1.04%
Total for Common Stocks (Cost $3,649,981)		3,456,534	68.91%
CLOSED - END FUNDS
10,000	Eaton Vance Tax-Managed Global Buy-Write Opportunities	119,600
14,000	Prospect Capital Corporation	116,900
Total for Closed - End Funds (Cost $236,651)		236,500	4.71%
EXCHANGE TRADED FUNDS
2,800	First Trust Multi-Asset Diversified Income Index Fund	59,164
5,000	Global X SuperDividend™ ETF	119,950
Total for Exchange Traded Funds (Cost $181,009)		179,114	3.57%
REAL ESTATE INVESTMENT TRUSTS
13,200	American Realty Capital Properties, Inc.	119,196
10,400	Annaly Capital Management, Inc.	104,728
9,600	Capstead Mortgage Corporation	111,840
10,000	NorthStar Realty Finance Corp.	187,600
2,600	Realty Income Corporation	122,122
1,800	W.P. Carey Inc.	114,264
Total for Real Estate Investment Trusts (Cost $775,713)		759,750	15.14%
Total Investment Securities		4,631,898
	(Cost $4,843,354)
Other Assets in Excess of Liabilities		385,038	7.67%
Net Assets		$5,016,936	100.00%

+ Portion or all of the security is pledged as collateral for call options written. The accompanying notes are an integral part of these financial statements.

2015 Semi-Annual Report 6

Greenleaf Income Growth Fund
		Schedule of Written Options
		April 30, 2015 (Unaudited)
Underlying Security	Shares Subject	Fair Value
Expiration Date/Exercise Price	to Call
AT&T Inc.
June 2015 Calls @ 35.00	2,000	$1,640
BP p.l.c.
July 2015 Calls @ 42.00	1,000	1,940
Cedar Fair, L.P.
June 2015 Calls @ 55.00	1,400	3,500
ConocoPhillips
May 2015 Calls @ 70.00	700	301
The Dow Chemical Company
June 2015 Calls @ 49.00	1,500	4,200
Energy Transfer Partners, L.P.
June 2015 Calls @ 65.00	1,000	300
Freeport-McMoRan Inc.
May 2015 Calls @ 21.00	3,000	7,170
McDonald's Corporation
June 2015 Calls @ 100.00	600	1,086
Total (Premiums Received $11,798)		$20,137

The accompanying notes are an integral part of these financial statements.

2015 Semi-Annual Report 7

Greenleaf Income Growth Fund

Statement of Assets and Liabilities (Unaudited)
April 30, 2015

Assets:
Investment Securities at Fair Value	$4,631,898
(Cost $4,843,354)
Cash	459,352
Dividends Receivable	11,783
Receivable for Securities Sold	153,706
Total Assets	5,256,739
Liabilities:
Covered Call Options Written at Fair Value (Premiums Received $11,798)	20,137
Payable for Securities Purchased	213,811
Management Fees Payable	4,066
Service Fees Payable	1,789
Total Liabilities	239,803
Net Assets	$5,016,936

Net Assets Consist of:
Paid In Capital	$5,205,810
Accumulated Undistributed Net Investment Income	9,657
Accumulated Undistributed Realized Gain/(Loss) on Investments - Net	21,264
Unrealized Appreciation/(Depreciation) in Value of Investments
Based on Identified Cost - Net	(219,795)
Net Assets, for 521,550 Shares Outstanding	$5,016,936
(Unlimited shares authorized)
Net Asset Value and Offering Price Per Share
($5,016,936/521,550 shares)	$9.62
Redemption Price * ($9.62 x 0.99) (Note 2)	$9.52

Statement of Operations (Unaudited)
For the period November 3, 2014** through April 30, 2015

Investment Income:
Distributions Received from Master Limited Partnerships	$17,732
Less: Return of Capital on Distributions from Master Limited Partnerships	(17,732)
Dividends from Common Stock (net of foreign taxes withheld of $173)	79,731
Interest	42
Total Investment Income	79,773
Expenses:
Management Fees (Note 4)	23,818
Service Fees (Note 4)	10,480
Total Expenses	34,298

Net Investment Income/(Loss)	45,475

Realized and Unrealized Gain/(Loss) on Investments & Options Written:
Capital Gain Distributions from Investment Companies	1,039
Realized Gain/(Loss) on Investments	10,037
Realized Gain/(Loss) on Options Written	10,188
Net Change in Unrealized Appreciation/(Depreciation) on Investments	(211,456)
Net Change in Unrealized Appreciation/(Depreciation) on Options Written	(8,339)
Net Realized and Unrealized Gain/(Loss) on Investments & Options Written	(198,531)

Net Increase/(Decrease) in Net Assets from Operations	$(153,056)

* Reflects a 1% redemption fee if shares are redeemed within 90 days of purchase. ** Commencement of Operations.

The accompanying notes are an integral part of these financial statements.

2015 Semi-Annual Report 8

Greenleaf Income Growth Fund

Statement of Changes in Net Assets	(Unaudited)
	11/3/14*
	to
	4/30/2015
From Operations:
Net Investment Income/(Loss)	$45,475
Capital Gain Distributions from Investment Companies	1,039
Net Realized Gain/(Loss) on Investments	10,037
Net Realized Gain/(Loss) on Options Written	10,188
Change in Net Unrealized Appreciation/(Depreciation) on
Investments and Options Written	(219,795)
Increase/(Decrease) in Net Assets from Operations	(153,056)
From Distributions to Shareholders:
Net Investment Income	(35,818)
Net Realized Gain from Security Transactions	-
Change in Net Assets from Distributions	(35,818)
From Capital Share Transactions:
Proceeds From Sale of Shares	5,170,000
Proceeds From Redemption Fees (Note 2)	-
Shares Issued on Reinvestment of Dividends	35,818
Cost of Shares Redeemed	(8)
Net Increase/(Decrease) from Shareholder Activity	5,205,810
Net Increase/(Decrease) in Net Assets	5,016,936
Net Assets at Beginning of Period	-
Net Assets at End of Period (Including Accumulated Undistributed Net
Investment Income of $9,657)	$5,016,936
Share Transactions:
Issued	517,753
Reinvested	3,798
Redeemed	(1)
Net Increase in Shares	521,550
Shares Outstanding Beginning of Period	-
Shares Outstanding End of Period	521,550

Financial Highlights	(Unaudited)
Selected data for a share outstanding throughout the period:	11/3/14*
	to
	4/30/2015
Net Asset Value -
Beginning of Period	$10.00
Net Investment Income/(Loss) (a)	0.09
Net Gain/(Loss) on Securities (b)
(Realized and Unrealized)	(0.40)
Total from Investment Operations	(0.31)
Distributions (From Net Investment Income)	(0.07)
Distributions (From Realized Capital Gains)	-
Total Distributions	(0.07)
Proceeds from Redemption Fee (Note 2)	-
Net Asset Value -
End of Period	$9.62
Total Return (c)	(3.09)%	**
Ratios/Supplemental Data
Net Assets - End of Period (Thousands)	$5,017
Ratio of Expenses to Average Net Assets (d)	1.44%	***
Ratio of Net Investment Income/(Loss) to Average Net Assets (d) (e)	1.91%	***
Portfolio Turnover Rate	5.99%	**

* Commencement of Operations.
** Not Annualized.
*** Annualized.
(a) Per share amounts were calculated using the average shares method.
(b) Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.
(c) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and distributions.
(d) These ratios exclude the impact of expenses of the underlying security holdings listed on the Schedule of Investments.
(e) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

2015 Semi-Annual Report 9

NOTES TO THE FINANCIAL STATEMENTS
GREENLEAF INCOME GROWTH FUND
April 30, 2015
(UNAUDITED)

1.) ORGANIZATION
Greenleaf Income Growth Fund (the “Fund”) was organized as a diversified series of PFS Funds (the “Trust”) on September 18, 2014 and commenced operations on November 3, 2014. The Trust was established under the laws of Massachusetts by an Agreement and Declaration of Trust dated January 13, 2000. Prior to March 5, 2010, the Trust was named Wireless Fund. The Trust is registered as an open-end investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust may offer an unlimited number of shares of beneficial interest in a number of separate series, each series representing a distinct fund with its own investment objectives and policies. As of April 30, 2015, there were nine series authorized by the Trust. The Fund's primary objective is to seek increasing dividend income over time and its secondary objective is capital appreciation. The investment adviser to the Fund is 42 Investment Advisory Group, LLC (the “Adviser”). Significant accounting policies of the Fund are presented below:

2.) SIGNIFICANT ACCOUNTING POLICIES
SECURITY VALUATION
All investments in securities are recorded at their estimated fair value, as described in Note 3.

SHARE VALUATION
The net asset value (the “NAV”) is generally calculated as of the close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) every day the Exchange is open. The NAV is calculated by taking the total value of the Fund’s assets, subtracting its liabilities, and then dividing by the total number of shares outstanding, rounded to the nearest cent. The offering price and redemption price per share is equal to the net asset value per share, except that shares of the Fund are subject to a redemption fee of 1% if redeemed within 90 days of purchase. During the period November 3, 2014 through April 30, 2015, proceeds from redemption fees were $0.

OPTIONS
The purchase and writing of options requires additional skills and techniques beyond normal portfolio management, and involves certain risks. The purchase of options limits a Fund’s potential loss to the amount of the premium paid and can afford a Fund the opportunity to profit from favorable movements in the price of the underlying security to a greater extent than if the transaction were effected directly. When a Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by a Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a written call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether a Fund has realized a gain or a loss. If a written put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. A Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

FEDERAL INCOME TAXES
The Fund’s policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required. It is the Fund’s policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Code. This Internal Revenue Code requirement may cause an excess of distributions over the book year-end accumulated income. In addition, it is the Fund’s policy to distribute annually, after the end of the fiscal year, any remaining net investment income and net realized capital gains.

The Fund recognizes the tax benefits of certain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected to be taken in the Fund’s initial tax return. The Fund identifies its major tax jurisdictions as U.S. Federal tax authorities; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrec-

2015 Semi-Annual Report 10

Notes to the Financial Statements (Unaudited) - continued

ognized tax benefits will change materially in the next twelve months. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period November 3, 2014 through April 30, 2015, the Fund did not incur any interest or penalties.

DISTRIBUTIONS TO SHAREHOLDERS
Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. The tax character of distributions paid during the year ending October 31, 2015 will be determined in early 2016. The differences between book and tax basis are caused primarily by differences in the timing of the recognition of certain components of income, expense, or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, result of operations, or net asset value per share of the Fund.

USE OF ESTIMATES
The preparation of financial statements in conformity with accounting principles generally accepted in the United States (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

ORGANIZATIONAL & OFFERING EXPENSES
All costs incurred by the Fund in connection with the organization, offering and initial registration of the Fund, principally professional fees, were paid on behalf of the Fund by the Adviser and will not be borne by the Fund.

EXPENSES
Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or another appropriate basis.

OTHER
The Fund records security transactions based on a trade date. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. Discounts and premiums on securities purchased are accreted and amortized over the lives of the respective securities. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

The Fund may own shares of real estate investment trusts (“REITs”), which report information on the source of their distributions annually. Distributions received from investments in REITs in excess of income from underlying investments are recorded as realized gain and/or as reduction to the cost of the individual REIT. Additionally, the Fund may invest in Master Limited Partnerships (“MLPs”), which generally are treated as partnerships for Federal income tax purposes. As a limited partner in the MLPs, the Fund includes its allocable shares of the MLPs’ taxable income in computing its own taxable income. The tax character of these distributions is not known until after the fiscal year of the Fund. When actual tax character information is not known for REITs and MLPs, management estimates such amounts based on historical data.

3.) INVESTMENT SECURITIES VALUATIONS
The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices in active markets included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

2015 Semi-Annual Report 11

Notes to the Financial Statements (Unaudited) - continued

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

FAIR VALUE MEASUREMENTS
A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis follows.

Equity securities (common stocks, including ADRs and MLPs, closed-end funds, exchange traded funds and real estate investment trusts). Equity securities are generally valued by using market quotations. The market quotation used for common stocks, including those listed on the NAS-DAQ National Market System, is the last sale price on the date on which the valuation is made or, in the absence of sales, at the closing bid price. Over-the-counter securities will be valued on the basis of the bid price at the close of each business day. Generally, if the security is traded in an active market and is valued at the last sale price, the security is categorized as a level 1 security. When the security position is not considered to be part of an active market or when the security is valued at the bid price, the position is generally categorized as a level 2 security. When market quotations are not readily available, when the Adviser determines the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees (the “Trustees”) and are categorized as level 2 or level 3 securities, when appropriate.

Money market funds. Shares of money market funds are valued at net asset value and are classified in level 1 of the fair value hierarchy.

Options. Option positions that are traded on any exchange or on the NASDAQ over-the-counter market are valued at the last quoted sale price. To the extent these option positions are actively traded and valuation adjustments are not applied, they are classified in level 1 of the fair value hierarchy. Lacking a last sale price, a purchased option position is valued at its last bid price except when, in the Adviser’s opinion, the last bid price does not accurately reflect the current value of the option position. Lacking a last sale price, a written option position is valued at its last ask price except when, in the Adviser’s opinion, the last ask price does not accurately reflect the current value of the option position. When such bid or ask prices are used for valuation or when the security is not actively traded, those securities are generally categorized in level 2 or level 3 of the fair value hierarchy.

Fixed income securities. Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. When prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, subject to review of the Trustees. Short-term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation. Generally, fixed income securities are categorized as level 2.

In accordance with the Trust's good faith pricing guidelines, the Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing

2015 Semi-Annual Report 12

Notes to the Financial Statements (Unaudited) - continued

sources are not available or reliable as described above. There is no standard procedure for determining fair value, since fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Adviser would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods.

The following table summarizes the inputs used to value the Fund’s assets and liabilities measured at fair value as of April 30, 2015:

Valuation Inputs of Assets	Level 1	Level 2	Level 3	Total
Common Stocks, including ADRs & MLPs	$3,456,534	$0	$0	$3,456,534
Closed-End Funds	236,500	0	0	236,500
Exchange Traded Funds	179,114	0	0	179,114
Money Market Funds	759,750	0	0	759,750
Total	$4,631,898	$0	$0	$4,631,898

Valuation Inputs of Liabilities	Level 1	Level 2	Level 3	Total
Written Options	$0	$20,137	$0	$20,137
Total	$0	$20,137	$0	$20,137

The Fund did not hold any Level 3 assets during the period November 3, 2014 through April 30, 2015. There were no transfers into or out of level 1 and level 2 during the period November 3, 2014 through April 30, 2015. It is the Fund’s policy to consider transfers into or out of level 1 and level 2 as of the end of the reporting period.

4.) INVESTMENT ADVISORY AGREEMENT AND SERVICES AGREEMENT
The Fund has entered into an investment advisory agreement (“Management Agreement”) with the Adviser. The Adviser manages the investment portfolio of the Fund, subject to policies adopted by the Trust's Board of Trustees. Under the Management Agreement, the Adviser, at its own expense and without reimbursement from the Trust, furnishes office space and all necessary office facilities, equipment and executive personnel necessary for managing the assets of the Fund. For its services the Adviser receives an investment management fee equal to 1.00% of the average daily net assets of the Fund up to $200 million and 0.84% of the Fund’s average daily net assets in excess of $200 million.

Under the Services Agreement the Adviser receives an additional fee of 0.44% and is obligated to pay the operating expenses of the Fund excluding management fees, brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), ADR fees, the cost of acquired funds and extraordinary expenses.

For the period November 3, 2014 through April 30, 2015, the Adviser earned management fees totaling $23,818 and service fees totaling $10,480. As a result of the management fees and services fees, as of April 30, 2015, the Fund owed the Adviser $4,066 and $1,789, respectively.

5.) RELATED PARTY TRANSACTIONS
Jeffrey R. Provence of Premier Fund Solutions, Inc. (the “Administrator”) also serves as trustee/officer of the Fund. This individual receives benefits from the Administrator resulting from administration fees paid to the Administrator of the Fund by the Adviser.

The Trustees who are not interested persons of the Fund were each paid $500, for a total of $1,500, in Trustees’ fees for the period November 3, 2014 through April 30, 2015 by the Adviser.

6.) CAPITAL SHARES
The Trust is authorized to issue an unlimited number of shares. Paid in capital at April 30, 2015 was $5,205,810, representing 521,550 shares outstanding.

7.) PURCHASES AND SALES OF SECURITIES
For the period November 3, 2014 through April 30, 2015, purchases and sales of investment securities other than U.S. Government obligations and short-term investments aggregated $5,088,383 and $230,467, respectively. Purchases and sales of U.S. Government obligations aggregated $0 and $0, respectively.

2015 Semi-Annual Report 13

Notes to the Financial Statements (Unaudited) - continued

8.) WRITTEN OPTIONS
As of April 30, 2015, portfolio securities valued at $501,006 were held by the Fund as collateral for options written by the Fund.

Transactions in written options during the period November 3, 2014 through April 30, 2015 were as follows:

	Number of	Premiums
	Contracts	Received
Options outstanding at November 3, 2014	0	$0
Options written	231	$23,149
Options terminated in closing purchase transactions	0	$0
Options expired	(101)	($10,188)
Options exercised	(18)	($1,163)
Options outstanding at April 30, 2015	112	$11,798

The location on the Statement of Assets and Liabilities of the Fund's derivative positions, which are not accounted for as hedging instruments under GAAP, is as follows:

Liability Derivatives
Written Call Options	($20,137)

Realized and unrealized gains and losses on derivatives contracts entered into during the period November 3, 2014 through April 30, 2015 by the Fund are recorded in the following locations in the Statement of Operations:

		Realized		Unrealized
	Location	Gain (Loss)	Location	Gain (Loss)
Written Call	Realized Gain		Change In Unrealized
Options	(Loss) on Written	$10,188	Appreciation (Depreciation)	($8,339)
	Options		on Written Options

The selling of covered call options may be used by the Fund to reduce volatility of the Fund because the premiums received from selling the options will reduce any losses on the underlying securities, but only by the amount of the premiums. However, selling the options may also limit the Fund’s gain on the underlying securities. Written call options expose the Fund to minimal counterparty risk since they are exchange-traded and the exchange’s clearing house guarantees the options against default.

The table below shows offsetting assets and liabilities relating to written options shown on the Statement of Assets and Liabilities as of April 30, 2015.

Liabilities:
Gross Amounts Not
Offset in the Statement of
Assets and Liabilities
		Gross	Net Amount of
		Amounts	Liabilities
	Gross	Offset in the	Presented in the
	Amounts of	Statement of	Statement of
	Recognized	Assets and	Assets and	Financial	Collateral
Description	Liabilities	Liabilities	Liabilities	Instruments	Pledged	Net Amount
Written
Options	$20,137	$0	$20,137	$0	$20,137	$0

9.) CONTROL OWNERSHIP
The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the Fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of April 30, 2015, Geofrey Greenleaf, located at 7600 Thistle Lane, Novelty, Ohio 44072, beneficially held, in aggregate, approximately 87.69% of the Fund and therefore, may be deemed to control the Fund. Geofrey Greenleaf is a control person of the Adviser.

2015 Semi-Annual Report 14

Notes to the Financial Statements (Unaudited) - continued

10.) TAX MATTERS
For Federal income tax purposes, the cost of securities owned at April 30, 2015 was $4,843,354 and premiums received from written call options was $11,798. At April 30, 2015, the composition of unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) on a tax basis was as follows:

Appreciation	(Depreciation)	Net Appreciation/(Depreciation)
$131,251	($351,046)	($219,795)

As of April 30, 2015, there were no differences between book basis and tax basis.

During the period ended April 30, 2015, the Fund distributed $35,818 to shareholders. See note 2, section “Distributions to Shareholders”, for additional information regarding the determination of the tax character of distributions paid.

11.) SUBSEQUENT EVENTS
On June 22, 2015, the Fund paid a distribution of $0.11 per share to the shareholders of record on June 19, 2015.

2015 Semi-Annual Report 15

ADDITIONAL INFORMATION
April 30, 2015
(Unaudited)

APPROVAL OF MANAGEMENT AGREEMENT BETWEEN THE TRUST AND 42 INVESTMENT ADVISORY GROUP, LLC ON BEHALF OF THE GREENLEAF INCOME GROWTH FUND
On September 18, 2014, the Board of Trustees (the "Board" or the "Trustees") considered the initial approval of the Management Agreement (the "Agreement") between the Trust and 42 Investment Advisory Group, LLC ("42" or the "Adviser") on behalf of the Greenleaf Income Growth Fund (the "Fund"). In approving the Agreement, the Board of Trustees considered and evaluated the following factors: (i) the nature, extent and quality of the services to be provided by 42 to the Fund; (ii) the investment performance of 42 and the Fund; (iii) the cost of the services to be provided and the profits to be realized by 42 and affiliates from the relationship with the Fund; (iv) the extent to which economies of scale will be realized as the Fund grows and whether the fee levels reflect these economies of scale to the benefit of shareholders; and (v) 42's practices regarding possible conflicts of interest.

The Board then reviewed and discussed the approval of the Management Agreement between the Trust and 42 with respect to the Fund, as well as the amendments to the various proposed service agreements between the Trust and the service providers. The Board discussed the arrangements between 42 and the Trust with respect to the Fund. The Board reflected on its discussions with the representatives of the Adviser regarding the proposed Agreement and the manner in which the Fund was to be managed. Counsel referred the Board to the Board Materials, which included, among other things, a memorandum from Counsel addressing the duties of Trustees regarding the approval of the proposed Agreement, a letter dated August 7, 2014 from Counsel to 42 and its respective responses thereto, financial information, a letter of support, a copy of 42's Form ADV, and a fee comparison analysis of the Fund and comparable mutual funds as of June 30, 2014. Counsel reviewed with the Board the memorandum from Counsel and the proposed Agreement and outlined the various factors the Board should consider in deciding whether to approve the Agreement.

In deciding whether to approve the Management Agreement, the Trustees considered numerous factors, including:

1. The nature, extent, and quality of the services to be provided by 42.
In this regard, the Board considered the responsibilities of 42 under the Agreement. The Trustees considered that 42 was a joint venture of two existing unaffiliated financial services entities. The Board reviewed the services to be provided by 42 to the prospective Fund including, without limitation, the procedures for formulating investment recommendations and assuring compliance with the Fund's investment objectives and limitations; the efforts of 42 during the Fund's start-up phase; its coordination of services for the Fund among the service providers; and the anticipated efforts of 42 to promote the Fund and grow its assets. The Board considered: 42's anticipated staffing and methods of operating; the education and experience of the personnel of its joint venture partners who would operate the Fund; and the compliance programs, policies, and procedures that would be relied upon by 42, including specifically the process for managing conflicts of interest. The Trustees considered each of the foregoing factors in light of the joint venture nature of 42. After reviewing the foregoing and further information from 42, the Board concluded that the quality, extent, and nature of the services to be provided by 42 was satisfactory and adequate for the Fund.

2. Investment Performance of the Fund and 42.
The Board noted that the Fund had not commenced operations and thus did not have investment performance information to review. The Board also noted that 42 is a newly organized adviser and has no composite performance. However, the Board reviewed the performance record of the Fund's portfolio manager with regard to individuals, small businesses and foundations that received investment advisory services from a 42 affiliate.

3. The costs of the services to be provided and profits to be realized by 42 from the relationship with the Fund.
In this regard, the Board considered: the financial condition of 42 and the level of commitment to the Fund by 42's principals; a letter of financial support from its principals; the payment of startup costs for the Fund by 42; the projected asset levels of the Fund; and the overall anticipated expenses of the Fund, including the expected nature and frequency of advisory fee payments. The Board also considered potential benefits for 42 in managing the Fund. The Board compared the expected fees and expenses of the Fund (including the advisory fee) to other funds compara-

2015 Semi-Annual Report 16

Additional Information (Unaudited) - continued

ble to it in terms of the type of fund, the style of investment management, the anticipated size of fund and the nature of the investment strategy and markets invested in, among other factors. The Board noted that the advisory fee payable to 42 under the proposed Agreement was at the high end of a group of funds of similar size, style and objective categorized by Morningstar (the "Peer Group") and the Morningstar Large Value category average. It was noted that the overall expense ratio for the Fund is on par with the peer group average and approximately 30 basis points higher than the Morningstar Large Value category average. The Board also determined that these advisory fees were within an acceptable range in light of the services to be rendered by 42. In light of the obligation of 42 to assume most of the operational expenses of the Fund pursuant to a services agreement, the Board also determined that the overall fee arrangements for 42 with respect to the Fund were fair and reasonable. Following this comparison and upon further consideration and discussion of the foregoing, the Board concluded that the fees to be paid to 42 were fair and reasonable.

4. The extent to which economies of scale would be realized as the Fund grows and whether advisory fee levels reflect these economies of scale for the benefit of the Fund's investors.
In this regard, the Board considered the Fund's fee arrangements with 42. The Board noted that the advisory fee would be reduced from 1.00% to 0.84% once Fund assets reached $200 million. It noted that under a Services Agreement, 42 was obligated to pay certain of the Fund's operating expenses which had the effect of limiting the overall fees paid by the Fund. Following further discussion of the Fund's projected asset levels, expectations for growth, and levels of fees, the Board determined that the Fund's fee arrangement with 42 was fair and reasonable and reasonable in relation to the nature and quality of the services to be provided by 42.

5. Possible conflicts of interest and benefits to 42.
In evaluating the possibility for conflicts of interest, the Board considered such matters as: the experience and ability of the advisory personnel assigned to the Fund; the basis of decisions to buy or sell securities for the Fund; the method for bunching of portfolio securities transactions; the substance and administration of 42's Code of Ethics and other relevant policies described in 42's Form ADV. Following further consideration and discussion, the Board indicated that 42's standards and practices relating to the identification and mitigation of potential conflicts of interest were satisfactory. The Trustees noted that 42 will only manage the Fund, but that the financial services entities of its principals may manage accounts in a manner similar to how the Fund will be managed. The Trustees noted that there could be instances where 42 and its affiliates would buy or sell the same securities, thus creating a conflict of interest. The Trustees further noted the policies and procedures in place at 42 regarding such conflicts. It was also noted that should an affiliate client purchase the Fund, the affiliate will not charge any management fee to the client at its level. It was noted that 42 does not intend to use soft dollars or any commission recapture program. The Trustees noted and accepted 42's representation that it should not realize any benefits from advising the Fund other than the direct benefit of being compensated by the Fund for serving as its investment adviser.

Next, the Independent Trustees met in executive session with Counsel to discuss the approval of the Advisory Agreement. The officers of the Trust were excused during this discussion. Upon reconvening, it was the Board’s consensus (including a majority of the independent Trustees) that the fees to be paid to the Adviser, pursuant to the Advisory Agreement, were reasonable, and within a range of what could have been negotiated at arms-length in light of all the surrounding circumstances, including such services to be rendered and such other matters as the Board has considered to be relevant in the exercise of its business judgment.

2015 Semi-Annual Report 17

Investment Adviser
42 Investment Advisory Group, LLC

Legal Counsel
The Law Offices of John H. Lively & Associates, Inc.
A member firm of The 1940 Act Law GroupTM

Custodian
US Bank, N.A.

Distributor
Rafferty Capital Markets, LLC

Dividend Paying Agent,
Shareholders' Servicing Agent,
Transfer Agent
Mutual Shareholder Services, LLC

Fund Administrator
Premier Fund Solutions, Inc.

Independent Registered Public Accounting Firm
Cohen Fund Audit Services, Ltd.

This report is provided for the general information of the shareholders of the Greenleaf
Income Growth Fund. This report is not intended for distribution to prospective investors in the Fund, unless preceded or accompanied by an effective prospectus.

Greenleaf Income Growth Fund
 www.greenleafincomegrowthfund.com
1-888-511-4340

Item 2. Code of Ethics. Not applicable.

Item 3. Audit Committee Financial Expert. Not applicable.

Item 4. Principal Accountant Fees and Services. Not applicable.

Item 5. Audit Committee of Listed Companies. Not applicable.

Item 6. Schedule of Investments. Not applicable. Schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable.

Item 8. Portfolio Managers of Closed End Funds. Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers. Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a) The Registrant’s president and chief financial officer concluded that the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) were effective as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics. Not applicable.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(a)(3) Not applicable.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PFS Funds

By: /s/Ross C. Provence Ross C. Provence President

Date: 6/26/15

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/Ross C. Provence Ross C. Provence President

Date: 6/26/15

By: /s/Jeffrey R. Provence Jeffrey R. Provence Chief Financial Officer

Date: 6/26/15